                                                                  Exhibit 10.1.5

                             SUSQUEHANNA MEDIA CO.
                             140 EAST MARKET STREET
                                 YORK, PA 17401

Wachovia Bank, National Association,
(successor to First Union National Bank) as Agent and the Lenders Party to the Credit Agreement, dated as of May 12,1999, as amended as of July 19,1999, November 19, 1999, May 15, 2000, and January 10, 2001,
among Susquehanna Media Co.,
the Subsidiary Guarantors, the Agent and the Lenders referred to therein (the "Credit Agreement")

      Re:   Amendment No. 5 to Credit Agreement

Dear Sir/Madam:

                                  I. BACKGROUND

      Susquehanna Media Co. would like to make certain revisions to the Credit
Agreement:

            (a) to increase the number of LIBOR tranches permitted thereunder from 8 to 10;

            (b) to adjust the rounding provision in the calculation of LIBOR to reflect the l/100 convention rather than l/16 as the basis for such rounding;

            (c) to provide that changes in the Applicable Margin and Commitment Fee in connection with an acquisition or disposition will be effective 5 Business Days following the applicable borrowing or prepayment date related to such acquisition or disposition (rather than 5 Business Days following delivery of the Officers' Certificate showing the pro forma effect thereof);

            (d) to allow the minimum amount of assignments by Lenders to be reduced to $1,000,000;

            (e) to reset the acquisition covenant so that the aggregate amount that may be expended for all acquisitions after the amendment date will be $100,000,000 (which was the amount originally provided for on the Closing Date, but which has been reduced through use by approximately $62,600,000);

            (f) to increase the amount of the Restricted Payments Basket to $25,000,000 for the year 2002, subject to (as is currently provided for in the Credit Agreement) upward adjustment in subsequent years based on 5% of Actual EBITDA and downward adjustment based on actual use;

            (g) to increase the amount of permitted senior subordinated indebtedness to $400,000,000 (rather than the existing maximum permitted amount of $200,000,000);

            (h) to allow $25,000,000 of other non-specific Indebtedness at any time outstanding (rather than the $10,000,000 amount that is currently permitted); and

            (i) to create an incremental term loan facility that would not be immediately effective, but which would become effective at such time as existing Loans are prepaid and which could thereafter be accessed by the Company at any time.

                                 II. AMENDMENTS

      Accordingly, as of the Effective Time specified below, the following amendments to the Credit Agreement shall be effective.

1. TO INCREASE THE NUMBER OF LIBOR TRANCHES. Paragraph (e) of Subsection 1.8.4 of the Credit Agreement (LIBOR Election) is amended by replacing the number "eight (8)" at the end thereof with the number "ten (10)".

2. TO ADJUST THE ROUNDING PROVISION. Subsection 1.8.5 of the Credit Agreement (Definition of Adjusted LIBOR) is amended by replacing the phrase "one-sixteenth of one percent (l/16%)" each place where it appears in the Subsection with the phrase "one one-hundredth of one percent (l/100%)".

3. TO RESET THE DATE FOR CHANGES IN THE APPLICABLE MARGIN AND COMMITMENT FEE IN CONNECTION WITH AN ACQUISITION OR DISPOSITION. The first sentence of the last paragraph of Subsection 1.8.3 of the Credit Agreement (Officers' Certificate) is amended in its entirety to read as follows:

            "Subject to the next sentence, the determination of the Applicable Margin shall be effective with respect to the Loans as of the fifth
            (5th) Business Day immediately following delivery of any Officers' Certificate delivered pursuant to paragraph (a) above and the fifth
            (5th) Business Day following the borrowing or prepayment, as applicable, made in connection with an Acquisition or disposition referred to in paragraphs (b) and (c) above."

The first sentence of the last paragraph of Subsection 1.7.1 of the Credit Agreement (Commitment Fees) is amended in its entirety to read as follows:

            "Subject to the next sentence, any change in the percentage amount set forth in clauses (i) through (iii) of this Subsection 1.7.1 shall be effective on the fifth (5th) Business Day immediately following delivery of the Officers' Certificate described in paragraph (a) of Subsection 1.8.3 (Officers' Certificate) below and the fifth (5th) Business Day following the borrowing or prepayment, as applicable, made in connection with an Acquisition or disposition referred to in paragraphs (b) and (c) of said Subsection 1.8.3."

4. TO ALLOW THE MINIMUM AMOUNT OF ASSIGNMENTS BY LENDERS TO BE REDUCED TO $1,000,000. Subsection 11.5.3 of the Credit Agreement (Assignments) is amended by replacing both the phrase "Five Million Dollars ($5,000,000)" in the twelfth line thereof and the amount "$5,000,000" in clause (4) thereof with the phrase "One Million Dollars ($1,000,000)".

5. TO RESET THE ACQUISITION COVENANT. Paragraph (e) of Subsection 7.3.3 of the Credit Agreement (Acquisitions) is amended by replacing the phrase "from and after the Closing Date" in each place that such phrase is used in said paragraph
(e) with the phrase "from and after April 30, 2002".

6. TO INCREASE THE AMOUNT OF THE RESTRICTED PAYMENTS BASKET. The definition of "Restricted Payments Basket" in paragraph (c) of Section 7.4 of the Credit Agreement (Restricted Payments) is amended and restated in its entirety to read as follows:

            "`Restricted Payments Basket' is an amount equal to Twenty-Five Million Dollars ($25,000,000) as of January 1, 2002, to which shall be added in each year beginning with the year 2003 an amount equal to five percent (5%) of the Actual EBITDA for the prior fiscal year and from which shall be deducted an amount equal to the amount of any Restricted Payments made pursuant to this clause (c) from time to time."

7. TO INCREASE THE PERMITTED AMOUNT OF SENIOR SUBORDINATED INDEBTEDNESS. Clause
(c) of Subsection 7.1.1 of the Credit Agreement (Indebtedness - In General) is amended in its entirety to read as follows:

            "(c) obligations under the Senior Subordinated Indenture and Senior Subordinated Notes in respect of an outstanding principal amount not in excess of One Hundred and Fifty Million Dollars ($150,000,000) ("Existing Senior Subordinated Indebtedness") and obligations in respect of other senior subordinated indebtedness ("Other Senior Subordinated Indebtedness") incurred from time to time after April 30, 2002, which Other Senior Subordinated Indebtedness shall (i) be in an aggregate principal amount not in excess of Two Hundred and Fifty Million Dollars ($250,000,000); (ii) be subordinated to the obligations under the Loan Documents on terms that are substantially the same as those set forth in the Senior Subordinated Indenture and Senior Subordinated Notes (and on terms otherwise acceptable to the Agent), (iii) be subject to covenants and defaults that are substantially as favorable to the Company as those set forth in the Senior Subordinated

            Indenture and Senior Subordinated Notes, (iv) have no principal amortization or a final maturity prior to the date which is 91 days after the Maturity Date, (v) be unsecured and (vi) have covenants no more restrictive than those set forth herein;"

8. TO INCREASE THE BASKET FOR OF OTHER NON-SPECIFIC INDEBTEDNESS. Clause (d) of Subsection 7.1.1 of the Credit Agreement (Indebtedness - In General) is amended in its entirety to read as follows: "obligations in an aggregate principal amount at any time outstanding not to exceed Twenty-Five Million Dollars ($25,000,000);".

9. TO PROVIDE FOR AN INCREMENTAL TERM LOAN FACILITY A new Subsection 1.3.8 which shall read as follows is added to the Credit Agreement immediately following the existing Subsection 1.3.7.


            1.3.8 COMMITMENT FOR TERM C LOANS. (a) In the event that the Company wishes to access additional Term Loans hereunder ("Term C Loans") at any time when no Default or Event of Default has occurred and is continuing and when there is positive Excess Borrowing Capability, it may notify the Agent in writing (such notice, a "Term C Request Notice") and request that an offer be made pursuant to paragraph (b) below to issue Term C Loans in an amount not to exceed the amount of the Excess Borrowing Capability.

                  (b) The Company may, at its election, subject and pursuant to the terms of this Subsection 1.3.8, (i) offer one or more of the Lenders the opportunity to provide all or a portion of the Term C Loans pursuant to paragraph (c) below and/or (ii) with the consent of the Agent (which consent shall not be unreasonably withheld), offer one or more Eligible Assignees the opportunity to provide all or a portion of Term C Loans pursuant to paragraph (c) below, provided, that the aggregate amount of all Term C Loans for which Lenders and other Eligible Assignees may commit (the "Term C Loan Commitment") shall not exceed the amount of the Excess Borrowing Capability. The Term C Request Notice shall specify which Lenders and/or Eligible Assignees the Company desires to provide such opportunity to provide Term C Loans (the "Offer").

                  (c) Each Offer shall specify (i) the proposed total amount of the Term C Loan Commitment (or range (including the maximum and minimum) of the amount of Term C Loan Commitment that the Company desires, as applicable), (ii) the proposed date on which (or the proposed period during which) the proposed Term C Loans shall be made (the actual date on which such Loans are made, being herein referred to as the "Term C Advance Date"), (iii) the date by which an Offer must be accepted and the addressee where an acceptance is to be sent, (iv) the maturity date of the Term C Loans (which may not be earlier than the Term A Maturity Date or the Term B Maturity
            Date), (v) the amortization, if any, on the Term C Loans (which may not have a weighted average life to maturity earlier than the Term A Loans or Term B Loans), (vii) the interest rate and (viii) any other terms that the Company, with the consent of the Agent, shall specify respecting conditions, mechanics, fees (if any) and allocation. The Company or, if requested by the Company the Agent, will provide to each of the applicable Lenders and/or Eligible Assignees an Offer.

                  (d) Any Eligible Assignee which receives an Offer and which elects to become a party to this Agreement (herein called a "New Term C Lender") and any Lender which elects to accept an Offer pursuant to this Subsection 1.3.8 (herein called an "Accepting Term C Lender") shall so state by accepting the Offer in accordance with the terms thereof.

                  (e) Notwithstanding anything to the contrary, in no event
            shall any transaction effected pursuant to this Subsection 1.3.8 (i) cause the sum of (without duplication) (x) the Revolving Credit Commitment, (y) the outstanding principal amount of the Term Loans and (z) the Term C Loan Commitments to exceed Four Hundred and Fifty Million Dollars ($450,000,000) or (ii) result in the Term C Loan Commitment of any New Term C Lender to be in an amount less than $1,OOO,OOO. Subject to the limitations in the preceding sentence, the Agent shall allocate the total Term C Loan Commitment among the Accepting Term C Lenders and New Term C Lenders in the relative amounts specified in the Offers or, if no allocation is specified (or if the specified allocation would be in conflict with the terms of the preceding sentence), then in such relative amounts as the Agent and the Company shall determine, provided, however, no Accepting Term C Lender nor New Term C Lender shall be required to accept any Term C Loan Commitment that it has not otherwise agreed to accept.

                  (f) Each New Term C Lender shall execute a New Term C Lender
            Supplement with the Company and the Agent, in form and substance satisfactory to the Agent, whereupon such New Term C Lender shall become a Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement.

                  (g) Each Accepting Term C Lender shall execute an Accepting
            Term C Lender Supplement with the Company and the Agent, in form and substance satisfactory to the Agent, whereupon such Accepting Term C Lender shall be bound by and entitled to the benefits of this Agreement with respect to its Term C Loan Commitment and Term C Loans.

                  (h) On the Term C Advance Date, each Accepting Term C Lender and each New Term C Lender (collectively, the "Term C Lenders") shall make a Term C Loan to the Company in an amount equal to its Term C Loan Commitment subject to (i) satisfaction of the conditions specified in Section 4.2 of this Agreement (Requirements for Each Loan/Letter of Credit), (ii) receipt by the Agent of certified copies of resolutions of the Company authorizing the Term C Loan Commitment and Term C Loans, (iii) receipt by the Agent of a legal opinion of counsel to the Company covering such matters as the Agent may reasonably determine (including, without limitation, the status of the Term C Loans as "Senior Debt" under any of the Company's subordinated indentures) and (iv) such other conditions, if any, as are specified in the Offer.

                  (i) The terms of the Term C Loans (as to maturity,
            amortization, etc.) set forth in the Offer shall be incorporated by reference into this Agreement. The Agent and the Company are authorized to enter into such supplements and amendments to this Agreement and other Loan Documents for the purpose of clarifying or adding terms relative to the Term C Loans, Term C Commitment and Term C Lenders as are not materially inconsistent with the terms of this Agreement or applicable Loan Document, including, without limitation, provisions providing for the creation of Term C Loan Notes should any Term C Loan Lender desire one. If any material terms respecting Term C Loans or Term C Lenders are not expressly referenced in the Offer or a supplemental or amendatory agreement, the relevant terms applicable to Term B Loans or Term B Lenders herein or in the other Loan Documents shall apply to the Term C Loans or Term C Lenders, as applicable. The Company shall, or the Agent on behalf of the Company may, provide notice to the Lenders of the material terms incorporated herein by reference or by supplemental or amendatory agreement.

                  (j) For the sake of clarity, it is expressly understood that the Term C Loans are Loans, Term Loans and Senior Secured Obligations for all purposes under the Loan Documents and are entitled to the benefits of the collateral security and guarantees provided for in the Loan Documents and that the Term C Lenders are Lenders for all purposes of the Loan Documents and entitled to the indemnifications and other rights of Lenders thereunder."

Section 10.1 (Defined Terms) of the Credit Agreement is amended by adding in their correct alphabetical order a cross reference to each of the new defined terms set forth in new Subsection 1.3.8 above as well as by adding in its correct alphabetical order the following new defined term:

            - "Excess Borrowing Capability: the excess, at any time, of (a) Four Hundred and Fifty Million Dollars ($450,000,000) over (b) the sum of the Revolving Credit Commitment and outstanding principal amount of the Term Loans."

                               III. MISCELLANEOUS

1. The amendments set forth in Part II above shall be effective at such time (the "Effective Time") as each of the following conditions is satisfied:
      (a) the Agent shall have received duly executed signature pages from the Requisite Lenders and the Company, (b) the Agent shall have received the fees for each signing Lender specified in the Memorandum, dated April 22, 2002, from the Agent to the Lenders and (c) the Agent shall have received such additional information and documentation as the Agent may reasonably request prior to the Effective Time.

2. The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject, as of the Effective Time, to the amendments set forth above. Without limiting the generality of the foregoing, the undersigned confirms that the suretyships, pledges and the security interests granted pursuant to such Loan Documents remain in full force and effect.

3. On and as of the date hereof, both before and after giving effect to this Amendment, (a) the Company certifies that no Potential Event of Default or Event of Default has occurred or is continuing, and (b) the Company confirms that the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects.

4. This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument. A photocopied or facsimile signature shall be deemed to be the functional equivalent of a manually executed original for all purposes.

5. Each Lender hereby authorizes the Agent to take such action as shall be consistent with the purposes hereof and as it shall deem necessary or appropriate to carry out the purposes of this Amendment.

6. This Amendment shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania, without regard to choice of law principles.

7. From and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereof", "hereunder" or words of like import, and all references to the Credit Agreement in any and all Loan Documents, other agreements, instruments, documents, certificates and writings of every kind and nature, shall be deemed to mean the Credit Agreement as modified and amended by this Amendment and as the same may be further amended, modified or supplemented in accordance with the terms thereof.

                              IV. SIGNING PROCEDURE

      Please indicate your approval by signing in triplicate a counterpart of this letter agreement and returning the same to:

                  Jill Bronson, Esquire
                  Drinker Biddle & Reath LLP
                  One Logan Square
                  18th & Cherry Streets
                  Philadelphia, PA 19103
                  Fax #: (215) 988-2757

As you know, Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Ms. Bronson a faxed signature page as well as the hard copies by overnight mail. We are requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:     Alan L. Brayman
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

---------------------------------
Name of Lender

By:
   ------------------------------
Name:
Title:


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

Bank of America, N.A.

By:     Todd Shipley
   ------------------------------
Name:   Todd Shipley
Title:  Managing Director


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsvlvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

Key Corporate Capital Inc.
---------------------------------
Name of Lender

By:     Amy Ciano
   ------------------------------
Name:   Amy Ciano
Title:  Vice President


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsvlvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

Bank of Montreal
---------------------------------
Name of Lender

By:     Naghmeh Hashemifard
   ------------------------------
Name:   Naghmeh Hashemifard
Title:  Director


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsvlvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

Sun Trust Bank
---------------------------------
Name of Lender

By:     Brian Combs
   ------------------------------
Name:   Brian Combs
Title:  Vice President


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

Allfirst Bank
---------------------------------
Name of Lender

By:     Wendy M. Andrus
   ------------------------------
Name:   WENDY M. ANDRUS
Title:  VICE PRESIDENT


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

The Bank of Nova Scotia
---------------------------------
Name of Lender

By:     Brenda S. Insull
   ------------------------------
Name:   BRENDA S. INSULL
Title:  AUTHORIZED SIGNATORY


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

First Hawaiian Bank
---------------------------------
Name of Lender

By:     Shannon Sansevero
   ------------------------------
Name:   Shannon Sansevero
Title:  Media Finance Officer


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

US Bank National Association
---------------------------------
Name of Lender

By:     Kenneth L. Altena
   ------------------------------
Name:   Kenneth L. Altena
Title:  Senior Vice President


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

Union Bank of California, N.A.
---------------------------------
Name of Lender

By:     Matthew H. Fleming
   ------------------------------
Name:   MATTHEW H. FLEMING
Title:  ASSISTANT VICE PRESIDENT


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

PNC Bank, National Association
---------------------------------
Name of Lender

By:     Daniel Isaacs
   ------------------------------
Name:   Daniel Isaacs
Title:  Commercial Banking Officer


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

Toronto Dominion (New York), Inc.
---------------------------------
Name of Lender

By:     Gwen Zirkle
   ------------------------------
Name:   Gwen Zirkle
Title:  Vice President


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

NATIONAL CITY BANK OF PENNSYLVANIA
---------------------------------
Name of Lender

By:     W. Christopher Kohler
   ------------------------------
Name:   W. Christopher Kohler
Title:  Vice President


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

Firstrust Bank
---------------------------------
Name of Lender

By:     Kent Nelson
   ------------------------------
Name:   Kent Nelson
Title:  VP


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

BROWN BROTHERS HARRIMAN & CO.
---------------------------------
Name of Lender

By:   J. Clark O'Donoghue
   ------------------------------
Name: J. Clark O'Donoghue
Title: Managing Director


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

ELC (Cayman) Ltd. CDO Series 1999-I
---------------------------------
Name of Lender

By:   Mark K. Misenheimer
   ------------------------------
Name: Mark K. Misenheimer
Title: Senior Vice President


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

CREDIT INDUSTRIEL ET COMMERCIAL
---------------------------------
Name of Lender

By:     Marcus Edward   Anthony Rock
   ------------------------------
Name:   Marcus Edward   Anthony Rock
Title:  Vice President  Vice President


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

TRAVELERS CORPORATE LOAN FUND INC.
By Travelers Asset Management International Company, LLC
---------------------------------
Name of Lender

By:   Allen Cantrell
   ------------------------------
Name: ALLEN CANTRELL
Title: INVESTMENT OFFICER


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

Sankaty Advisors, LLC as Collateral
Manager for Race Point CLO, Limited,
as Term Lender
---------------------------------
Name of Lender

By:   Diane J. Exter
   ------------------------------
Name: Diane J. Exter
Title: MANAGING DIRECTOR PORTFOLIO MANAGER


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

SANKATY HIGH YIELD
PARTNERS II, L.P.


By:   DIANE J. EXTER
   ------------------------------
Name: DIANE J. EXTER
Title: MANAGING DIRECTOR PORTFOLIO MANAGER


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

Sankaty Advisors, LLC as Collateral
Manager for GREAT POINT CLO 1999-1
LTD., as Term Lender
---------------------------------
Name of Lender

By: DIANE J. EXTER
   ------------------------------
Name: DIANE J. EXTER
Title: MANAGING DIRECTOR
       PORTFOLIO MANAGER



WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

HARBOUR TOWN FUNDING LLC


By: Diana L. Mushill
   ------------------------------
Name: DIANA L. MUSHILL
Title: ASST. VICE PRESIDENT


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

As you know, Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Ms. Bronson a faxed signature page as well as the hard copies by overnight mail. We are requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30,2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

Morgan Stanley Prime Income Trust
---------------------------------
Name of Lender

By: SHEILA FINNERTY
   ------------------------------
Name: SHEILA FINNERTY
Title: Executive Director


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

CIT Lending Services Corporation
---------------------------------
Name of Lender

By: Rosmary Abee
   ------------------------------
Name: Rosmary Abee
Title: Vice President


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

GRAYSON & CO.
BY: BOSTON MANAGEMENT AND RESEARCH
AS INVESTMENT ADVISOR
---------------------------------
Name of Lender

By:         [ILLEGIBLE]
   ------------------------------
Name:
Title: VICE PRESIDENT


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

EATON VANCE CDO IV, LTD.
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR
---------------------------------
Name of Lender

By:          [ILLEGIBLE]
   ------------------------------
Name:
Title: VICE PRESIDENT


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

EATON VANCE CDO III, LTD.
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR
---------------------------------
Name of Lender

By:        [ILLEGIBLE]
   ------------------------------
Name:
Title: VICE PRESIDENT


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

OXFORD STRATEGIC INCOME FUND
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR
---------------------------------
Name of Lender

By:        [ILLEGIBLE]
   ------------------------------
Name:
Title: VICE PRESIDENT


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
BY: EATON VANCE MANAGEMENT AS INVESTMENT ADVISOR
---------------------------------
Name of Lender

By:        [ILLEGIBLE]
   ------------------------------
Name:
Title: VICE PRESIDENT


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

EATON VANCE SENIOR INCOME TRUST
BY: EATON VANCE MANAGEMENT
AS INVESTMENT ADVISOR

---------------------------------
Name of Lender

By:          ILLEGIBLE
   ------------------------------
Name:
Title: VICE PRESIDENT


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

SEQUILS - PILGRIM I, LTD
By: ING Investments, LLC
    as its investment manager
---------------------------------
Name of Lender

By: Robert L. Wilson
   ------------------------------
Name: Robert L. Wilson
Title: Vice President


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

\requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

ING SENIOR INCOME FUND
By: ING Investments, LLC
    as its investment manager
---------------------------------
Name of Lender

By: Robert L.  Wilson
   ------------------------------
Name: Robert L. Wilson
Title: Vice President


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

ING PRIME RATE TRUST
By: ING Investments, LLC
    as its investment manager
---------------------------------
Name of Lender

By: Robert L. Wilson
   ------------------------------
Name: Robert L. Wilson
Title: Vice President


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

GENERAL ELECTRIC CAPITAL CORPORATION

By: Karl Kieffer
   ------------------------------
Name:  Karl Kieffer
Title: Duly Authorized Signatory


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By:
   ------------------------------
Name:
Title:

requesting that the faxed signature pages be sent by 5:00 p.m. (Philadelphia, Pennsylvania time), Tuesday, April 30, 2002 and the hard copies be sent for delivery the following Monday.

      If you have any questions of a business nature, please call Larry Sullivan, Vice President of Wachovia at 704-715-1794. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                  Very truly yours,

                                  SUSQUEHANNA MEDIA CO., for itself and on behalf of the Subsidiary Guarantors

                                  By:
                                     -------------------------------------------
                                  Name:   Alan L. Brayman
                                  Title:  Treasurer

AGREED TO BY:

---------------------------------
Name of Lender

By:
   ------------------------------
Name:
Title:


WACHOVIA BANK, NATIONAL ASSOCIATION,
(successor to First Union National Bank) as Agent and a Lender


By: Lawrence P. Sullivan
   ------------------------------
Name:  Lawrence P. Sullivan
Title: Vice President


                                       8